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                                                                EXHIBIT h(19)(c)

                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated February 14, 1997, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Pruco Life Insurance Company of New Jersey, a New Jersey life insurance company and Pruco Securities Corporation, a New Jersey corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A

FUNDS AVAILABLE UNDER                       SEPARATE ACCOUNTS                            POLICIES FUNDED BY THE
THE POLICIES                                UTILIZING THE FUNDS                          SEPARATE ACCOUNTS
------------------------------------------- -------------------------------------------- ------------------------------------------
AIM V.I. Growth and Income Fund             Pruco Life of New Jersey                     Discovery Select Annuity
AIM V.I. Value Fund                         Flexible Premium Variable                    Contract
                                            Annuity Account,
                                            established May 20, 1996
                                            -------------------------------------------- ------------------------------------------

                                            Pruco Life of New Jersey                     Discovery Choice Annuity Contract
                                            Flexible Premium Variable
                                            Annuity Account,
                                            established May 20, 1996
                                            -------------------------------------------- ------------------------------------------

                                            Pruco Life of New Jersey                     PruSelect III Variable Universal Life
                                            Variable Appreciable Account,                Policy
                                            established May 20, 1989
------------------------------------------- -------------------------------------------- ------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:    04-10-00
                --------------

                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


(SEAL)


                                             A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ MICHAEL J. CEMO
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Michael J. Cemo
Title: Assistant Secretary                   Title: President


(SEAL)


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                                             PRUCO LIFE INSURANCE COMPANY OF
                                             NEW JERSEY


Attest: /s/ THOMAS C. CASTANO                By:   /s/ JOEL KESNER
       -----------------------------               -----------------------------
Name:  Thomas C. Castano                     Name:  Joel Kesner
       -----------------------------               -----------------------------
Title: Assistant Secretary                   Title: Vice President
       -----------------------------               -----------------------------

(SEAL)


                                             PRUCO SECURITIES CORPORATION


Attest: /s/ THOMAS C. CASTANO                By:   /s/ RICHARD A. TOPP
       -----------------------------               -----------------------------
Name:  Thomas C. Castano                     Name:  Richard A. Topp
       -----------------------------               -----------------------------
Title: Assistant Secretary                   Title: President
       -----------------------------               -----------------------------


(SEAL)


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